Exhibit 10.10

Sales and Purchase Contract

貨物買賣合同

Contract Ref.合同單號：FMT-S2022008X

This Sales and Purchase Contract（the “Contract”）is entered into at Hong Kong by and between：

本貨物買賣合同(下稱“本合同”)由下述雙方在香港簽署

Purchaser購買方：ASK Idea (Hong Kong) Limited

（the “Party A” 以下簡稱“甲方”或“買方”或“客戶”）

HK Co. Reg.No. 香港公司註冊編號：69756206

Address地址：Rm721, 7/F, Block 1, Cyberport, 100 Cyberport Road, HK

Contact聯繫方式 ：Mr. Hui Ho Kit/許豪傑先生 Phone電話：[●]

And 和

Vender銷售方：Feiyang Metaverse Technology Limited

（ the “Party B” 以下簡稱“乙方”或“賣方”）

HK Co. Reg. No. 香港公司註冊編號：3114419

Address地址：[●]

Contact聯繫方式: [●] Phone電話：[●]

The Purchaser (Party A) and the Vendor (Party B) are each referred to respectively as a “Party” and collectively as “Parties”.

在本合同中，上述購買方和銷售方之任一方簡稱為“一方”，以及合併簡稱為“雙方”或“买卖雙方”。

The above Parties, on the basis of equality and mutual benefit and through friendly negotiation, agree on the following terms and conditions of this Contract concerning the sales and purchase of Goods related to DJI DRONE and its related or alternatives:

上述購買方和銷售方，在平等互利的基礎上，經友好協商，就有關購買大疆無人機及其相關產品或替代產品之相關事宜，一致同意以下買賣條件和約定：

1、Detailed Information of Goods to be purchased under this Contract 擬購買的貨物的詳細資訊

1.1.Purchaser agrees to purchase the required goods from Vendor in installments according to the terms and conditions set forth herein.

客戶同意按本合同約定的各項條件，分次向銷售方購買所需的貨物；

1.2.Each purchase transaction by Purchaser shall be executed in the form of a confirmed Purchased Order (the “PO”) which is placed by Purchaser to Vendor; Each PO shall be subject to Vendor's confirmation of all contents and conditions (Any PO without Vendor's confirmation is invalid).

客戶每次的采购货物之交易，須按由客戶向销售方下达已获确认订单（下稱“訂單”）（PO）的方式执行；每张訂單须經銷售方確認全部內容和條件為准（未經銷售方確認的訂單無效)；

1.3.Each PO shall clearly state all Detailed Information of Goods to be purchased by Purchaser including but not limited to the Names of goods, Specification, Quality, Price, Quantity and Total Price of the goods, and specify the payment method (including payment instruction and beneficiary’ information), means of transportation and mode of delivery relating to the PO.

每張訂單均應明確寫明買方擬採購貨物的所有詳細資訊，包括但不限於貨物名稱、規格、品質、價格、數量和總價，並明確與採購訂單相關的付款方式(包括付款指示和收款人資訊)、運輸工具和交貨方式。

1.4.Each PO shall also clearly state the date of placing order, the serial number of the PO and the text statement indicating this PO under this Contract. No requirement to the specific format of PO is needed as long as the content of PO meets the above requirements.

每張訂單須清晰寫明下單日期、訂單編號和指明該訂單屬本合同項下之訂單等內容。在確保訂單的內容滿足上述要求的條件下，其具體格式可以不固定。

1.5.Once a PO is signed and confirmed by both parties, it shall immediately become a part of this Contract and both parties shall perform it in accordance with the provisions hereof.

一旦訂單獲得雙方簽署確認，其即成為本合同之一部份，雙方均得按本合同之約定予以履行。

2、Specifications and Quality規格和品質

The technical specifications and the quality of Goods to be purchased under this contract should be subject to and carried out in accordance with the requirement(s) to be stated in Each PO confirmed by both parties.

本合同項下所購貨物的技術規格和品質，按經買賣雙方確認的每筆訂單的要求執行。

3、Payment付款方式

3.1. Unless otherwise other payment instruction has been confirmed by both parties in a specific PO, both parties agree that the Total Amount in Each PO shall be paid to the Purchaser in two installments:

The First Payment: [●]% of the Total Amount to be paid within 90 days after the PO is confirmed.

The Second Payment: [●]% of the Total Amount shall be paid within 180 days after the PO is confirmed.

除非買賣雙方在特定訂單中簽署確認了其他的付款安排，否則每筆訂單的貨款總額分兩期支付給賣方：

第一期：支付總額的[●]%，須於該筆訂單簽署確認後的90天內支付。

第二期：支付總額的[●]%，須於該筆訂單簽署確認後的180天內支付。

3.2. Unless otherwise notified in writing, the bank details of the payee (the Vendor) are as follows:

除非另有書面的通知，收款方(即銷售方)的銀行資訊如下：

Account name: 帳戶名稱	Feiyang Metaverse Technology Limited
Business account戶口帳號	[●]
Bank Name 銀行名稱	[●]
Bank Code銀行編號:	[●]
Branch Code 分行号：	[●]
SWIFT Code	[●]
Bank Address銀行地址:	[●]

4、Goods Delivery 貨物的交付

4.1. Place of Delivery: The place of receipt of the goods shall be within the Territory of HKSAR and shall be confirmed by the Purchaser to the Vendor five working days prior to delivery.

交付地點：貨物的收貨地點須在香港特區範圍內，由購買方在交貨前五個工作日向銷售方確認。

4.2. Upon delivery of the goods, the Seller shall provide the buyer with an Invoice, which shall contain the full contents of the List of Goods mentioned above.

交付货物时，銷售方應向購買方提供一份發票（Invoice）,其中應包括货物清单的全部内容。

4.3 When delivering the goods, the delivery party shall prepare two duplicate delivery notes (the“DNs”), indicating the name of the goods, quantity, delivery place and time, respective representatives of the shipper and the consignee, etc. The two DNs shall be signed jointly by the shipper and the consignee on the spot to confirm the Delivery being correct. Each of the confirmed DNs shall be handed up to the Purchaser and the Vendor respectively for the account entry purpose.

交付貨物時，送貨方須同時準備好一式兩份送貨單，其中注明貨物品名、數量、交貨地點和時間，托運人和收貨人各自的代表等內容；該兩份送貨須由送貨人和收貨人在現場共同簽署以確認交貨無誤；兩份送貨單原件將分別送給購買方和銷售方的財務入賬。

5、Freight and Notice 運費和通知

5.1. Prices in the above List of Goods do not include freight charges; Freight is for Purchaser's account. The Vendor can handle the transportation matters for Purchaser. The related costs and expenses arising from the transportation matters shall be settled separately and shall be paid or compensated by the Purchaser to the Vendor.

上述貨物清單內的價格不包括運費；運費由購買方承擔。銷售方可代辦運輸事宜，因運輸事宜發生的相關成本和費用另行結算，由購買方支付或補償給銷售方.

5.2 After the goods shipment, the Vendor shall immediately inform the Purchaser of all relevant information including the bill of lading, packing marks, etc.

貨物發運後，銷售方應立即通知購買方相關的全部情況包括提單和包裝嘜頭等。

6、Transportation Insurance 運輸的保險

The prices in the above List of Goods do not include insurance. The Vendor may handle the insurance matters for the Purchaser, and the related costs and expenses arising from the insurance matters shall be settled separately and paid or compensated by the Purchaser to the Vendor.

上述貨物清單內的價格不包括保险。銷售方可代辦投保事宜，因投保事宜發生的相關成本和費用另行結算，由購買方支付或補償給銷售方。

7、Miscellaneous Terms其他條款

7.1. Confidentiality Clause: This confidentiality clause shall not be invalid due to termination of cooperation between the Parties. This confidentiality clause shall remain binding upon both Parties after termination of cooperation. At any time, no matter during the term of this Contract or within five years after the termination of this Contract, either Party shall assume the obligation to keep confidential the confidential information of the other Party acquired during the cooperation. Without the written consent of the other Party, neither Party shall disclose this cooperation content to any third party unrelated to both Parties in any way.

保密條款:本保密條款不因雙方合作的終止而無效。在雙方合作終止後，本保密條款對雙方仍具有約束力。在任何時候，不論是在本合同有效期還是本合同終止以後五年內，任何一方對在合作過程中瞭解的有關另一方的保密資訊，均應承擔保密義務。未經對方書面同意，任何一方不得將本合作內容，以任何方式透漏給無關的第三方。

7.2. Force Majeure: In case this Contract cannot be performed normally due to war, strike, coup, earthquake, tsunami and other major adverse events or natural disasters, both Parties shall not be liable for compensation to each other. However, this Contract shall continue to be performed after the Force Majeure event is over.

不可抗力:不可抗力事件，因發生戰爭、罷工、政變、地震、海嘯等重大事件或自然災害等，造成本合同不能正常履行的，雙方互不負賠償責任，但不可抗力事件結束之後本合同繼續履行。

7.3. Dispute Resolution: This Contract shall be governed by and construed in accordance with the laws of the Hong Kong SAR. Any dispute arising from the performance of this Contract shall be settled by both Parties through friendly negotiation. If no agreement can be reached through negotiation, either Party shall accept the non-exclusive jurisdiction of the Courts of Hong Kong SAR over this Contract.

爭議解決:本合同適用中華人民共和國香港特別行政區法律，並按香港法律詮釋。如雙方在履行過程中發生爭議，雙方應通過友好協商解決，如雙方通過協商不能達成合同時，任何一方均接受香港法院對本合同的非專屬管轄權。

7.4. This Contract may be amended or renewed upon expiration with the consent of both Parties. If either Party intends to terminate this Contract, it may notify the other Party in writing one month in advance to negotiate termination conditions. Projects initiated prior to the termination of this Contract shall not be affected by such termination.

本合同期滿後在雙方同意下，可作修訂或續期。如任何一方擬終止本合同，也可提前壹個月以書面形式通知對方，以商定終止條件。在本合同終止前開展的計畫不受終止的影響。

7.5. The Annex of this Contract and any supplementary files and modification files shall be a part of this Contract and have the same legal effect as this Contract.

本合同附件及任何補充檔、修改檔作為本合同的一部分，與本合同具有同等的法律效力。

7.6. This Contract shall come into force as of the signing date after being signed by both Parties.

本合同经双方签署后，自签署日起开始生效。

7.7. This Contract is made in duplicate, with each party holding one copy and each copy having the same legal effect.

本合同一式二份，雙方各執一份，具有同等法律效力。

7.8. This Contract is written in English with Chinese translation as far as possible. In case of any ambiguity, the English language shall prevail.

本合以英文书写同时尽可能辅以英文翻译。若有任何歧义皆以英文为准。

Date簽署日期：28 August, 2022

With Signature of 雙方簽署：

Purchaser 購買方（甲方或客戶）：

For and on behalf of

Ask Idea (Hong Kong) Limited

____________________________________

Authorised signature

Name:                                               Position:

Vendor銷售方（乙方）：

For and on behalf of

Feiyang Metaverse Technology Limited

____________________________________

Authorised signature

Name:                                              Position:

	ASK Idea (Hong Kong) Limited 艾思能達（香港）有限公司	PURCHASE ORDER
	Rm721, 7/F, Block 1, Cyberport		DATE	[●]
	100 Cyberport Road, Hong Kong		PO #	[●]
Phone: 25033018 Fax: 25033800
Email: [●]
Website: www.askideagroup.com.hk

	VENDOR	SHIP TO
	Feiyang Metaverse Technology Limited	ASK Idea (Hong Kong) Limited
	飛揚元宇宙科技有限公司	艾思能達（香港）有限公 司
	Address: [●]	Rm721, 7/F, Block 1, Cyberport 100, Cyberport Road, HK 香港南區數碼港道100號數碼港第一座7樓721室
	Phone:[●]	Phone: [●]
Email: [●]

ITEM #	DESCRIPTION	QTY unit	UNIT PRICE HKD/unit	TOTAL HKD
1	Drone: DJI RoboMaster TT	980
2	Accessories: RoboMaster S1 Crystal Balls水晶彈(P9）	120
3	Ryze Tello EDU	56
*******
*******
SUBTOTAL
Payment Instructions			SHIPPING	-

-The First Payment: [●]% of the Total Amount to be paid within 90 days after this PO is confirmed.

-The Second Payment: [●]% of the Total Amount shall be paid within 180 days after the PO is confirmed.

OTHER

TOTAL
Purchasing Terms:

(1) The detailed specifications of goods above is stated in Annex I. 上述貨物的詳細規格詳見附件I。

(2) The above price includes the freight to the address in Hong Kong territory.以上價格包括香港區域內指定地址的運費。

(3) Other terms not stated herein shall be subject to the relevant terms of the Sales and Purchase Contract (Contract Ref. :

FMT-S2022008X) signed on 28 August, 2022.

其他未在此聲明的訂貨條款按2022年8月28日簽署的《貨物購買合同》（合同單號：FMT-S2022008X）的相關約定執行。

Confirmed by Vendor:		Ordered by Purchaser:
For and on behalf of Feiyang Metaverse Technology Limited		For and on behalf of ASK Idea (Hong Kong) Limited

PO Annex I: Detailed Specifications of Goods
採購確認單附件一：货物的技術規格	Dated：28/8/2022
1、DJI RoboMaster TT
Aircraft
Take-off weight	87g (included Battery, Propellers, Guards)
Size	98x92.5x41 mm
Propellers	3 inches
Built-in functions	Range Finder, Barometer, LED, Vision System, 720p Live View, Wi-Fi Connection
Port	Micro USB Charging Port
Flight Performances
Max. Flight Distances	100m
Max. Speed	8 m/s
Max. Flight Time	13 mins
Max. Flight Height	30m
Battery
Detachable Battery	1.1Ah/3.8V
Camera
Photo	5MP
FOV	82.6°
Video	HD720P30
Format	JPG(Photo); MP4(Video)
EIS	Yes

Open-Source Controller
Weight	12.5g
Size	49.5 x 32 x 15.2 mm
Operating Mode	Direct Connection Mode, Router Mode
Wi-Fi	2.4G, 5.8GHz
Bluetooth	2.4GHz
MCU	ESP32-D2WD, Dual-core Main Frequency: 160 MHz, Calculation ability: 400 MIPS
Open Source	Support SDK, Arduino, Scratch and MicroPython
Expansion	14-pin expansion port (I2C, UART, SPI, GPIO, PWM, power source)
LED	Full Color LED
Extension Board
DIY Connection	14-pin extension port to 2x7 pin, 2.54mm dual in-line package, two reserved positions for 5V/3.3V power indicators, two reserved position for test indicators

2、RoboMaster S1 Crystal Balls水晶彈
Quantity (per bottle)數量（每瓶）：	Abt. 10000 pieces 約1萬發
Diameter 水晶彈直徑：	5.9-6.8 mm
Crystal Ball/Pure Water ratio 水晶彈/純淨水配比：	500 pieces（Approximately a cap）/1000 ml 500發（約一瓶蓋）兌1000毫升水
Single Weight單顆重量：	0.12-0.17 g （Fully Soaked/完全泡開後）

3、Ryze Tello EDU
Aircraft
Take-off weight	87g (included Battery, Propellers, Guards)
Size	98x92.5x41 mm
Propellers	3 inches
Built-in functions	Range Finder, Barometer, LED, Vision System, 720p Live View, Wi-Fi Connection
Port	Micro USB Charging Port
Flight Performances
Max. Flight Distances	100m
Max. Speed	8 m/s
Max. Flight Time	13 mins
Max. Flight Height	30m
Battery
Detachable Battery	1.1Ah/3.8V
Camera
Photo	5MP
FOV	82.6°
Video	HD720P30
Format	JPG(Photo); MP4(Video)
EIS	Yes

Confirmed By Purchaser買方確認	Confirmed By VENDOR 供方確認

/s/____________________________________	/s/____________________________________